UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	May 16, 2011

Pyramid Oil Company
(Exact name of registrant as specified in its charter)

California	001-32989	94-0787340
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2008 – 21st Street Bakersfield, California		93301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(661) 325-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 16, 2011, Pyramid Oil Company (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2011.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1	Press release, dated May 16, 2011, issued by Pyramid Oil Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYRAMID OIL COMPANY

May 17, 2011	By:	/s/ John H. Alexander
Name: John H. Alexander
Title: Chief Executive Officer